SCUDDER
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
EQUITY/GROWTH
--------------------------------------------------------------------------------

Scudder Classic
Growth Fund



Semiannual Report

April 30, 2001

The fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

Scudder Classic Growth Fund is properly known as Classic Growth Fund.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      23   Notes to Financial Statements

                      31   Officers and Trustees

                      32  Investment Products and Services

                      34  Account Management Resources

Scudder Classic Growth Fund



--------------------------------------------------------------------------------
ticker symbol SCCGX                                              fund number 058
--------------------------------------------------------------------------------

Date of             o    The fund's Class S shares returned -19.36% during the
Inception:               period, lagging the -12.07% return of its unmanaged
9/9/96                   benchmark, the S&P 500 Index.

Total Net           o    Reflecting investor concerns about the slowing economy,
Assets of                downward revisions to profit expectations, and a
Class S Shares           rapidly growing number of corporate layoffs, market
as of 4/30/01:           averages were down during the period, while value
$251 million             stocks outperformed growth stocks.

                    o Although investor sentiment is still decidedly negative for the most part, this environment has given us an opportunity to consolidate the portfolio and upgrade its overall quality.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Although just over a year has passed since the spectacular increase in growth stocks, the heady days of early 2000 now seem to be a distant memory. Since the explosive rally in growth stocks reached its peak, the asset class has fallen upon hard times. The sharp decline has not been confined to Internet companies; even some of the largest, most well-known growth stocks have been caught in the downdraft.

The slump in the growth area was reflected in the share price performance of the Class S shares of Scudder Classic Growth Fund, which fell 19.36% during the past six months. A decline of this size may be particularly unsettling for the shareholders of a core growth fund, given that the asset class had performed so well over such a long period of time. Despite this setback, we remain confident that growth stocks will continue to be a critical component of a well-rounded portfolio. Although the asset class is very volatile and prone to sharp downturns, it offers the opportunity to invest in established companies with the potential to produce powerful earnings growth over time.

It is these types of quality growing companies that the fund's portfolio management team strives to uncover. The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds. Using the fundamental research capabilities afforded by Scudder's large team of equity analysts, management looks for financially strong companies with leading competitive positions. Historically, companies such as these have been the leaders coming out of bear markets. And, while stocks of companies like these may not always produce the type of performance that they did during the late 1990s, we remain confident that they will reward long-term shareholders who are willing to accept the inevitable volatility.

For more information on the market environment and management's approach to stockpicking, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued interest in Scudder Classic Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337) or visit our Web site at myScudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin

President

Scudder Classic Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                      Classic Growth
                      Fund -- Class S                 S&P 500 Index*

        9/96**            10000                          10000
       10/96              10159                          10276
        4/97              11632                          11788
       10/97              13921                          13577
        4/98              16454                          16632
       10/98              15418                          16563
        4/99              18316                          20260
       10/99              20370                          20817
        4/00              23346                          22315
       10/00              23566                          22088
        4/01              19970                          19422




--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                       Total Return

                               Growth of                               Average
Period ended 4/30/2001          $10,000         Cumulative             Annual
--------------------------------------------------------------------------------
Classic Growth Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   8,140         -18.60%               -18.60%
--------------------------------------------------------------------------------
3 year                         $  11,550          15.50%                 4.92%
--------------------------------------------------------------------------------
Life of Class**                $  19,970          99.70%                16.08%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $   8,704         -12.96%               -12.96%
--------------------------------------------------------------------------------
3 year                         $  11,678          16.78%                 5.30%
--------------------------------------------------------------------------------
Life of Class**                $  19,422          94.22%                15.58%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE DEPICTING TOTAL RETURN

BAR CHART DATA:


                                 Yearly periods ended April 30


               Classic Growth
               Fund -- Class S             S&P 500 Index*

1997**              22.23                17.88
1998                41.46                41.07
1999                11.32                21.82
2000                27.46                10.14
2001               -18.60               -12.96


                                  1997**  1998   1999   2000   2001
--------------------------------------------------------------------------------
Class Total
Return (%)                        22.23   41.46  11.32  27.46 -18.60
--------------------------------------------------------------------------------
Index Total
Return (%)                        17.88   41.07  21.82  10.14 -12.96
--------------------------------------------------------------------------------
Net Asset
Value ($)                         14.63   20.32  21.76  26.60  20.30
--------------------------------------------------------------------------------
Income
Dividends ($)                       .04     .04     --     --     --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                   --      .29    .81   1.11   1.50
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

     Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered. Existing shares of Classic Growth Fund outstanding on that date were redesignated Class S shares of the Fund. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained expenses, the total return for the one-year, three-year and life-of-Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A
PIE CHART HERE REFLECTING THE
FOLLOWING DATA:
                                                        The fund seeks to remain
                                                               as close to fully
                                                         invested in equities as
                                                                       possible.

Equity Holdings             97%
Cash Equivalents             3%
--------------------------------------------------

                           100%
--------------------------------------------------








--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)

THE ORIGINAL DOCUMENT CONTAINS A
PIE CHART HERE REFLECTING THE
FOLLOWING DATA:

                                                               The fund's sector
                                                                 weightings have
                                                                    changed only
                                                        slightly in the past six
                                                              months, reflecting
                                                                  our long-term,
                                                             bottom-up approach.

Technology                  27%
Health                      17%
Financial                   10%
Media                        9%
Communications               8%
Energy                       7%
Consumer Discretionary       6%
Manufacturing                6%
Consumer Staples             5%
Other                        5%
----------------------------------------------------------
                           100%
----------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(32% of Portfolio)
                                                        Top holdings reflect our
                                                           emphasis on companies
                                                             that we believe can
                                                             provide growth at a
                                                               reasonable price.

1.   General Electric Co.
     Producer of electrical equipment

2.   Microsoft Corp.
     Developer of computer software

3.   Pfizer, Inc.
     Manufacturer of prescription pharmaceuticals and non-prescription self-medications

4.   Intel Corp.
     Producer of semiconductor memory circuits

5.   Citigroup, Inc.
     Provider of diversified financial services

6.   International Business Machines Corp.
     Manufacturer and operator of computer and business equipment

7.   American International Group, Inc.
     Provider of insurance services

8.   Eli Lilly & Co.
     Producer of pharmaceuticals

9.   Schlumberger Ltd.
     Provider of oil field services

10.  EMC Corp.
     Provider of enterprise storage systems, software, networks and services



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001

In the following interview, William F. Gadsden, portfolio manager of the Scudder Classic Growth Fund, discusses the fund's strategy and the market environment during the six-month period ended April 30, 2001.

                     Q:  How did the fund perform over the period?

                     A: The fund's Class S shares returned -19.36% during the six-month period. This was less than the -12.07% return of its unmanaged benchmark, the S&P 500 Index, but ahead of the -23.94% return for the average large-cap growth fund as tracked by Lipper, Inc.^1 Growth-oriented styles, such as that followed by the fund, have been decidedly out of favor over the past several months, a development that has been reflected in the fund's recent performance versus the S&P
                     500. During periods where growth lags significantly, we would expect the fund to perform roughly midway between the S&P 500 and Russell 1000 Growth indices, as was the case during the period, when the Russell index returned -26.43%.

                     Q: Could you give us an overview of the market and how it impacted the fund over the past six months?

                     A: Investor concerns about the slowing economy, downward revisions to profit expectations, and a rapidly growing number of corporate layoffs weighed heavily on the market during the period. Even aggressive interest rate cuts by the Federal Reserve Board did little to change investor sentiment, which has been decidedly negative for several months. Major market averages were down significantly. While the S&P 500 fell about 12%, the Nasdaq declined almost 40% during the period, reflecting the widespread weakness of the technology sector. Also, growth-oriented investing styles, which are typically much more exposed to this sector, continued to lag value investing. On a one-year basis, growth now lags value by an incredible 39%. As one would expect given these market conditions, investment style was the largest determinant of relative performance of the fund during the past six months.

^1   Lipper, Inc. is an independent analyst of investment performance.

                     Q: How did various industry sectors either help or hurt fund performance?

                     A: Weakness in the technology sector of the portfolio continued to be a drag on relative performance. Technology shares, as a group, were one of the poorest performing areas and the fund's slight overweighting in the sector hurt relative performance. Additionally, the fund had some company-specific disappointments, as even industry giants were not immune to the severe investor reactions to recent news. Cisco Systems, the world's largest computer networking company, sold off dramatically following the company's earnings shortfall. This marked the first time in six years that Cisco had failed to meet earnings expectations. Cisco management also stated that the current economic slowdown would probably hurt revenues for at least three more quarters. EMC Corp., a leader in data storage, also was down dramatically after the company said it had cut its range of expected revenue growth for 2001 from 25% to 35%. Comments from these and other leading companies, as well as downward revisions to earnings estimates from Wall Street analysts, led to price declines in the fund's holdings in Oracle, Sun Microsystems and Juniper Networks, which all lagged.

                     The fund's holdings in the finance sector also lagged those of the S&P 500. The market's strong rotation toward value-oriented stocks was clearly evident in this market sector. The fund's positions in the sector's growth-oriented companies such as American Express and Marsh & McLennan were reduced in favor of lower valuation companies. Moreover, the fund's lack of exposure to some of the better-performing areas such as regional banking and insurance also detracted from relative performance in this sector. Although many regional banking and insurance companies have lower valuations and generally outperformed, they failed to meet the fund's earnings growth criteria and therefore could not be reconciled with our investment approach.

                     Positive contributions to the performance of the fund came from the media and durable goods sectors of the portfolio.

                     The media sector helped performance as we maintained an overweighting in this relatively strong group. Comcast was the fund's best performer in this sector. The slowing economy and volatile equity markets helped bring investors into this stock as the cable television company is perceived as a very stable business with good cash flow. Comcast also recently reported good operating results due to growth in data subscriptions and strong cash flow at its QVC shopping network. The durable goods sector was led by one of the fund's larger holdings, United Technologies. This stock has returned about 13% over the past six months, in a very weak market environment, as earnings have continued to be strong.

                     Q:  What changes, if any, are you making to the portfolio?

                     A: In a very selective and volatile market, growth stocks have continued to be hit with the greatest selling pressure. In many cases, prices in relation to earnings have fallen to levels not seen in several years. Although investor sentiment is still decidedly negative for the most part, we feel this environment has given us an opportunity to consolidate the portfolio and upgrade its overall quality. Historically, financially strong companies with leading competitive positions have been the leaders coming out of bear markets. We believe this will continue to be the case.

                     In the technology sector, for example, we have sold smaller positions in I2 Technologies and Xilinx. These funds were reinvested in the sector as we took advantage of price weakness and added to the fund's holdings in Applied Materials, EMC Corp. and Sun Microsystems. These companies all occupy leading competitive positions in semiconductor capital equipment, data storage, and computer networking, respectively.

                     We also added to the fund's holdings in the energy sector through our recent purchase of EOG Resources. Formerly Enron Oil & Gas, EOG Resources is an independent oil and gas company engaged in natural gas and crude oil exploration. EOG has large natural gas reserves and operates in major production basins in the U.S. and

                     Canada. We continue to have high conviction in the energy sector, particularly natural gas, as we believe supply/demand dynamics are still very favorable for companies in these industries.

                     Procter & Gamble, a major household products company, was also added to the portfolio during the period. The company continues to enjoy a strong competitive position in the consumer product sector with excellent brand recognition in several categories. We believe that improvements in profit margins, market share, and a more favorable foreign currency environment should benefit P&G's earnings in the near term. Also, management has begun taking steps to sharpen the company's focus, emphasizing those areas where it executes best.

                     Q:  What is your outlook for the markets in general?

                     A: We believe the market environment, particularly for growth investors, is due for an improvement. As speculative excesses have been wrung out, we are left with a market that offers opportunities to invest in companies of enduring quality and eliminate companies with weak fundamentals. Assuming the economy does not slow appreciably from its current annualized growth rate of 1%, we believe company year-over-year earnings comparisons should improve as we enter the second half of 2001. Also, the Federal Reserve has historically been very effective in stimulating economic growth. We believe the aggressive interest rate cuts of the first quarter of this year should flow into the real economy in about six to nine months. We believe the near-term outlook should improve when investors begin to look past earnings that may be temporarily depressed and evaluate stocks based on an improving fundamental environment. While growth-oriented styles such as ours have been decidedly out of favor over the past several months, we believe the fund's more conservative approach to growth investing has helped the fund hold up reasonably well versus its peers through this difficult period, preserving capital until the next advance in growth stocks emerges.

Glossary of Investment Terms
--------------------------------------------------------------------------------

         Fundamental  Analysis of companies based on the projected impact of
            Research management, products, sales, and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are usually said to have "good fundamentals."

        Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

            Monetary  The decision of a central bank to control the level of
              Policy economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

        Russell 1000 An unmanaged index designed to measure the performance of Growth Index stocks with a greater-than-average growth orientation.
                      Securities in this index tend to exhibit higher price-to-book and price-to earnings ratios and lower dividend yields than the market as a whole.

       S&P 500 Index  A capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is commonly used as a performance benchmark for stock funds.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.



(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, myScudder.com.

Investment Portfolio                            as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Principal
                                                                 Amount ($)     Value ($)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Repurchase Agreements 2.0%
------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 4.52%,
    to be repurchased at $10,001,256 on 5/1/2001**                               ----------
    (Cost $10,000,000) ..........................................   10,000,000   10,000,000
                                                                                 ----------

------------------------------------------------------------------------------------------
Short-Term Investments 0.8%
------------------------------------------------------------------------------------------

 Federal Home Loan Bank, 4.77%***, 5/1/2001                                      ----------
    (Cost $3,916,000) ...........................................    3,916,000    3,916,000
                                                                                 ----------

                                                                       Shares
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Common Stocks 97.2%
------------------------------------------------------------------------------------------

 Consumer Discretionary 6.2%
 Department & Chain Stores
 Home Depot, Inc. ...............................................      239,050   11,259,255
 Target Corp. ...................................................      208,200    8,005,290
 Wal-Mart Stores, Inc. ..........................................      224,600   11,620,804
                                                                                 ----------
                                                                                 30,885,349
                                                                                 ----------
 Consumer Staples 4.8%
 Food & Beverage 2.5%
 Coca-Cola Co. ..................................................      131,400    6,069,366
 PepsiCo, Inc. ..................................................      141,200    6,185,972
                                                                                 ----------
                                                                                 12,255,338
                                                                                 ----------
 Package Goods/Cosmetics 2.3%
 Colgate-Palmolive Co. ..........................................      139,400    7,785,490
 Procter & Gamble Co. ...........................................       64,000    3,843,200
                                                                                 ----------
                                                                                 11,628,690
                                                                                 ----------
 Health 16.1%
 Biotechnology 1.1%
 MedImmune, Inc.* ...............................................      136,600    5,347,890
                                                                                 ----------

 Medical Supply & Specialty 2.6%
 Baxter International, Inc. .....................................       86,250    7,861,688
 Becton, Dickinson & Co. ........................................      163,700    5,295,695
                                                                                 ----------
                                                                                 13,157,383
                                                                                 ----------
 Pharmaceuticals 12.4%
 Abbott Laboratories ............................................      161,000    7,467,180



     The accompanying notes are an integral part of the financial statements.


                                       15


                                                                                    Shares     Value ($)
---------------------------------------------------------------------------------------------------------
 Bristol-Myers Squibb Co. ...................................................       128,500     7,196,000
 Eli Lilly & Co. ............................................................       150,100    12,758,500
 Johnson & Johnson ..........................................................        77,500     7,477,200
 Merck & Co., Inc. ..........................................................       109,400     8,311,118
 Pfizer, Inc. ...............................................................       423,850    18,352,705
                                                                                              -----------
                                                                                               61,562,703
                                                                                              -----------
 Communications 7.6%
 Cellular Telephone 3.6%
 AT&T Wireless Group* .......................................................       198,200     3,983,820
 Nokia Oyj (ADR) ............................................................       256,200     8,759,478
 Vodafone Group plc (ADR) ...................................................       172,400     5,220,272
                                                                                               ----------
                                                                                               17,963,570
                                                                                               ----------
 Telephone/Communications 4.0%
 BroadWing, Inc.* ...........................................................       226,400     5,614,720
 JDS Uniphase Corp.* ........................................................        77,000     1,647,030
 Qwest Communications International, Inc.* ..................................       147,960     6,051,564
 Verizon Communications, Inc. ...............................................       120,550     6,638,689
                                                                                               ----------
                                                                                               19,952,003
                                                                                               ----------
 Financial 9.7%
 Banks 1.2%
 State Street Corp. .........................................................        55,300     5,739,034
                                                                                               ----------
 Insurance 2.6%
 American International Group, Inc. .........................................       159,275    13,028,695
                                                                                               ----------
 Consumer Finance 4.9%
 American Express Co. .......................................................       236,200    10,024,327
 Citigroup, Inc. ............................................................       290,666    14,286,234
                                                                                               ----------
                                                                                               24,310,561
                                                                                               ----------
 Other Financial Companies 1.0%
 Marsh & McLennan Companies, Inc. ...........................................        51,000     4,918,440
                                                                                               ----------
 Media 9.1%
 Advertising 2.0%
 Interpublic Group of Companies, Inc. .......................................        83,700     2,841,615
 Omnicom Group, Inc. ........................................................        78,800     6,922,580
                                                                                               ----------
                                                                                                9,764,195
                                                                                               ----------
 Broadcasting & Entertainment 3.1%
 AOL Time Warner, Inc.* .....................................................       185,800     9,382,900



     The accompanying notes are an integral part of the financial statements

                                       16


---------------------------------------------------------------------------------------------------------


                                                                                   Shares      Value ($)
---------------------------------------------------------------------------------------------------------



 Viacom, Inc. "B"* ..........................................................       117,600     6,122,256
                                                                                               ----------
                                                                                               15,505,156
                                                                                               ----------
 Cable Television 4.0%
 AT&T Corp.-- Liberty Media Group "A"* ......................................       571,300     9,140,800
 Comcast Corp. "A"* .........................................................       249,300    10,946,763
                                                                                               ----------
                                                                                               20,087,563
                                                                                               ----------
 Service Industries 3.0%
 Investment
 Franklin Resources, Inc. ...................................................       126,400     5,517,360
 Goldman Sachs Group, Inc. ..................................................        30,300     2,760,330
 Merrill Lynch & Co., Inc. ..................................................       109,200     6,737,640
                                                                                               ----------
                                                                                               15,015,330
 Durables 1.8%
 Aerospace 1.3%
 United Technologies Corp. ..................................................        85,500     6,675,840
                                                                                               ----------

 Telecommunications Equipment 0.5%
 CIENA Corp.* ...............................................................        41,400     2,279,484
                                                                                               ----------
 Manufacturing 6.0%
 Diversified Manufacturing
 General Electric Co. .......................................................       461,000    22,372,330
 Tyco International Ltd. ....................................................       137,900     7,359,723
                                                                                               ----------
                                                                                               29,732,053
                                                                                               ----------
 Technology 26.2%
 Computer Software 7.9%
 Intuit, Inc.* ..............................................................       158,100     5,065,524
 Microsoft Corp.* ...........................................................       329,700    22,337,175
 Oracle Corp.* ..............................................................       406,300     6,565,808
 Siebel Systems, Inc.* ......................................................       110,800     5,050,264
                                                                                               ----------
                                                                                               39,018,771
                                                                                               ----------
 Diverse Electronic Products 2.5%
 Applied Materials, Inc.* ...................................................       227,600    12,426,960

 EDP Peripherals 3.2%
 EMC Corp.* .................................................................       317,300    12,565,080
 VERITAS Softtware Corp.* ...................................................        55,900     3,332,199
                                                                                               ----------
                                                                                               15,897,279
                                                                                               ----------
 Electronic Components/Distributors 2.4%

 Cisco Systems, Inc.* .......................................................       424,700     7,211,406



     The accompanying notes are an integral part of the financial statements



                                       17



---------------------------------------------------------------------------------------------------------


                                                                                    Shares     Value ($)
---------------------------------------------------------------------------------------------------------

 Juniper Networks, Inc. .....................................................        79,800     4,710,594
                                                                                               ----------
                                                                                               11,922,000
                                                                                               ----------
 Electronic Data Processing 4.3%
 International Business Machines Corp. ......................................       118,300    13,621,062
 Sun Microsystems, Inc.* ....................................................       446,000     7,635,520
                                                                                               ----------
                                                                                               21,256,582
                                                                                               ----------
 Semiconductors 5.9%
 Intel Corp. ................................................................       482,480    14,913,457
 Linear Technology Corp. ....................................................       110,400     5,303,616
 Texas Instruments Corp. ....................................................       165,700     6,412,590
 Vitesse Semiconductor Corp.* ...............................................        77,800     2,637,420
                                                                                               ----------
                                                                                               29,267,083
                                                                                               ----------
 Energy 6.7%
 Oil & Gas Production 4.1%
 Anadarko Petroleum Corp. ...................................................       133,000     8,594,460
 EOG Resources, Inc. ........................................................       100,700     4,671,473
 Nabors Industries, Inc.* ...................................................       115,900     6,909,958
                                                                                               ----------
                                                                                               20,175,891
                                                                                               ----------
 Oilfield Services/Equipment 2.6%
 Schlumberger Ltd. ..........................................................       191,800    12,716,340
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $511,088,353)                                                       482,490,183
---------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $525,004,353) (a)                                   496,406,183
---------------------------------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $525,222,143. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $28,815,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,468,926 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $53,284,886.



     The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $525,004,353) .......................   $ 496,406,183
Cash ..........................................................................             747
Dividends receivable ..........................................................         217,608
Interest receivable ...........................................................           1,255
Receivable for Fund shares sold ...............................................         654,581
Other assets ..................................................................          91,461
                                                                                  -------------
Total assets ..................................................................     497,371,835
                                                                                  -------------
Liabilities
Dividends payable .............................................................           3,573
Payable for Fund shares redeemed ..............................................         303,042
Accrued management fee ........................................................          76,754
Accrued reorganization fee ....................................................         164,317
Other accrued expenses and payables ...........................................         700,292
                                                                                  -------------
Total liabilities .............................................................       1,247,978
-----------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 496,123,857
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ...............................................      (1,233,920)
Net unrealized appreciation (depreciation) on investments .....................     (28,598,170)
Accumulated net realized gain (loss) ..........................................      (9,148,513)
Paid-in capital ...............................................................     535,104,460
-----------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 496,123,857
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Class S
NetAsset Value, offering and redemption price per share ($251,144,116 /
   12,368,613 outstanding shares of beneficial interest, $.01 par value,          -------------
   unlimited number of shares authorized)......................................   $       20.30
                                                                                  -------------
Class A

Net Asset Value and redemption price per share ($130,844,467 / 6,409,631
   outstanding shares of beneficial interest, $.01 par value, unlimited number    -------------
   of shares authorized).......................................................   $       20.41
                                                                                  -------------
                                                                                  -------------
Maximum offering price per share (100 / 94.25 of $20.41) ......................   $       21.66
                                                                                  -------------
Class B
 Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($90,132,442 / 4,545,020 outstanding shares of         -------------
   beneficial interest, $.01 par value, unlimited number of shares authorized).   $       19.83
                                                                                  -------------

Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($24,002,832 / 1,217,717 outstanding shares of         -------------
   beneficial interest, $.01 par value, unlimited number of shares authorized).   $       19.71
                                                                                  -------------




     The accompanying notes are an integral part of the financial statements



                                       19



-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $7,351) ...........................   $   1,669,471
Interest ......................................................................         523,004
                                                                                  -------------
Total Income ..................................................................       2,192,475
                                                                                  -------------
Expenses:
Management fee ................................................................       1,646,649
Services to shareholders ......................................................       1,144,581
Custodian and accounting fees .................................................          95,068
Distribution services fees ....................................................         436,154
Administrative services fees ..................................................         311,814
Auditing ......................................................................          17,501
Legal .........................................................................          16,731
Trustees' fees and expenses ...................................................           3,863
Reports to shareholders .......................................................         114,804
Registration fees .............................................................          89,091
Amortization of organization expenses .........................................           8,907
Reorganization ................................................................         210,258
Other .........................................................................          23,529
                                                                                  -------------
Total expenses, before expense reductions .....................................       4,118,950
Expense reductions ............................................................        (692,555)
                                                                                  -------------
Total expenses, after expense reductions ......................................       3,426,395
-----------------------------------------------------------------------------------------------
Net investment income (loss) ..................................................      (1,233,920)
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................................      (8,394,440)
Net unrealized appreciation (depreciation) during the
   period on investments ......................................................     (90,568,075)
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions ....................................     (98,962,515)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...............   $(100,196,435)
-----------------------------------------------------------------------------------------------





     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Six Months Ended
                                                     April 30, 2001     Year Ended
Increase (Decrease) in Net Assets                     (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (1,233,920)   $  (2,700,564)
Net realized gain (loss) on investment transactions      (8,394,440)      30,180,422
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (90,568,075)      14,010,654
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................    (100,196,435)      41,490,512
                                                      -------------    -------------
Distributions to shareholders from:
Net realized gains -- Class S .....................     (11,089,780)      (6,405,855)
Net realized gains -- Class A .....................      (8,663,167)      (3,271,517)
Net realized gains -- Class B .....................      (6,242,294)      (2,298,852)
Net realized gains -- Class C .....................      (1,497,194)        (413,112)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     180,966,875      358,067,430
Reinvestment of distributions .....................      26,629,525       12,138,523
Cost of shares redeemed ...........................     (65,725,597)    (167,738,823)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     141,870,803      202,467,130
                                                      -------------    -------------
Increase (decrease) in net assets .................      14,181,933      231,568,306
Net assets at beginning of period .................     481,941,924      250,373,618
Net assets at end of period (including accumulated
   net investment loss of $1,233,920 at April 30,     -------------    -------------
   2001)                                              $ 496,123,857    $ 481,941,924
                                                      -------------    -------------







     The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
Periods Ended October 31,      2001(b)   2000    1999(c)  1999(d) 1998(d)  1997(e)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $26.84   $24.20   $22.55  $16.61   $17.38  $12.00
------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)    (.05)    (.12)    (.03)   (.10)     .01     .06
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (4.99)    3.87     1.68    6.85     (.45)   5.36
------------------------------------------------------------------------------------
  Total from investment
  operations                     (5.04)    3.75     1.65    6.75     (.44)   5.42
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income             --       --       --      --     (.04)   (.04)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (1.50)   (1.11)      --    (.81)    (.29)     --
------------------------------------------------------------------------------------
  Total distributions            (1.50)   (1.11)      --    (.81)    (.33)   (.04)
------------------------------------------------------------------------------------
Net asset value, end of period  $20.30   $26.84   $24.20  $22.55   $16.61  $17.38
------------------------------------------------------------------------------------
Total Return (%) (f)            (19.36)** 15.69     7.36** 41.06    (2.72)  45.20**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     251.1    195.1    143.2   133.3    103.5    53.2
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.63(h)* 1.54(g)  1.78*   1.84     1.61    2.25*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.38(h)* 1.27(g)  1.53*   1.59     1.30    1.25*
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (.46)*   (.47)    (.71)*  (.48)     .03     .43*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)         48*      61       58*     68       49      27*
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the six months ended April 30, 2001 (Unaudited).

(c) For the two months ended October 31, 1999. On August 10, 1999, the Trustees of the Fund changed the fiscal year end from August 31 to October 31.

(d) For the year ended August 31.

(e) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(f) Total return would have been lower had certain expenses not been reduced.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.52% and 1.26%, respectively (see Notes to Financial Statements).

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.59% and 1.34%, respectively (see Notes to Financial Statements).

*   Annualized ** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been

--------------------------------------------------------------------------------

sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may

--------------------------------------------------------------------------------


differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

B. Purchases and Sales of Securities

For the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $222,400,203 and $110,113,164, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Advisor has agreed to waive 0.25% of its management fee until January 31, 2002. For the six months ended April 30, 2001, the Advisor did not impose a portion of its management fee amounting to $588,087, and the fee imposed amounted to $1,058,562.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2001, the Distribution Fee was as follows:

                                                               Unpaid at
Distribution Fee                           Total Aggregated  April 30, 2001
----------------------------------------------------------------------------
Class B...............................     $      350,059   $       52,354
Class C...............................             86,095           13,685
                                           ---------------  ---------------
                                           $      436,154   $       66,039
                                           ---------------  ---------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2001 aggregated $121,963, of which $98,476 was paid to other firms.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2001, the CDSC for Classes B and C aggregated $92,675 and $341, respectively.

Administrative Service Fees. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended April 30, 2001, the Administrative Services Fee was as follows:

                                                               Unpaid at
Administrative Services Fee                Total Aggregated  April 30, 2001
----------------------------------------------------------------------------
Class A...............................     $      166,430   $       30,174
Class B...............................            116,686           57,711
Class C...............................             28,698           13,554
                                           ---------------  --------------
                                           $      311,814   $      101,439
                                           ---------------  --------------

Shareholder Services Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and

--------------------------------------------------------------------------------


C shares. For the six months ended April 30, 2001, the amount charged to Classes A, B and C by SISC aggregated $223,609, $197,974 and $78,307, respectively, of which $86,049 is unpaid at April 30, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the six months ended April 30, 2001, the amount charged to the Class S shares by SSC for shareholder services aggregated $138,948, of which $21,016 is unpaid at April 30, 2001.

The Class S shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 2001, the Special Servicing Agreement expense charged to the Class S shares amounted to $147,500, of which $12,297 is unpaid at April 30, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. For the six months ended April 30, 2001, the amount charged to the Class S shares by STC aggregated $237,347, of which $51,089 is unpaid at April 30, 2001.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2001, the amount charged to the Fund by SFAC aggregated $72,760, of which $14,485 is unpaid at April 30, 2001.

Trustees' Fees. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, the Trustees' fees and expenses aggregated $3,863.

--------------------------------------------------------------------------------


D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended April 30, 2001, the Fund's custodian and transfer agent fees were reduced by $839 and $4,378, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

F. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:


                                      Six Months Ended                     Year Ended
                                        April 30, 2001                   October 31, 2000
                             --------------------------------  --------------------------------
                                    Shares           Dollars          Shares           Dollars

Shares sold
-----------------------------------------------------------------------------------------------
Class S ...........................  5,775,344    $ 123,337,145        3,007,008    $  79,812,412
Class A ...........................  1,435,105       31,376,517        6,365,261      169,698,800
Class B ...........................    830,406       18,011,085        3,321,680       86,245,038
Class C ...........................    362,774        7,636,729          854,446       22,311,180
                                     ------------------------------------------------------------
                                     8,403,629    $ 180,361,476       13,548,395    $ 358,067,430
                                     ------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------------------
Class S ...........................    484,773    $  10,975,260          246,889    $   6,362,318
Class A ...........................    369,760        8,419,237          123,977        3,209,724
Class B ...........................    261,491        5,802,510           85,387        2,176,533
Class C ...........................     64,879        1,432,518           15,303          389,948
                                     ------------------------------------------------------------
                                     1,180,903    $  26,629,525          471,556    $  12,138,523
                                     ------------------------------------------------------------

Shares redeemed
-------------------------------------------------------------------------------------------------
Class S ........................... (1,160,226)   $ (24,320,924)      (1,901,521)   $ (49,835,087)
Class A ........................... (1,094,183)     (23,532,797)      (3,396,132)     (90,592,754)
Class B ...........................   (632,920)     (13,438,560)        (853,084)     (22,212,889)
Class C ...........................   (181,094)      (3,827,917)        (195,776)      (5,098,093)
                                     ------------------------------------------------------------
                                    (3,068,423)   $ (65,120,198)      (6,346,513)   $(167,738,823)
                                     ------------------------------------------------------------
Conversion of shares
-------------------------------------------------------------------------------------------------
Class A ...........................     28,607    $     605,399             --               --
Class B ...........................    (29,386)        (605,399)            --               --

Net increase (decrease)
-------------------------------------------------------------------------------------------------
Class S ...........................  5,099,891    $ 109,991,481        1,352,376    $  36,339,643
Class A ...........................    739,289       16,868,356        3,093,106       82,315,770
Class B ...........................    429,591        9,769,636        2,553,983       66,208,682
Class C ...........................    246,559        5,241,330          673,973       17,603,035
                                     ------------------------------------------------------------
                                     6,515,330    $ 141,870,803        7,673,438    $ 202,467,130
                                     ------------------------------------------------------------

--------------------------------------------------------------------------------

G. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $99,251.

H. Subsequent Event

On June 22, 2001, all the net assets of Classic Growth Fund (the "Fund") were acquired by Scudder Capital Growth Fund, pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 6,487,487 Class A shares, 4,533,197 Class B shares and 1,256,287 Class C shares of the Fund, respectively, outstanding on June 22, 2001 for 2,524,437 Class A shares, 1,711,234 Class B shares and 471,227 Class C shares of Scudder Capital Growth Fund, respectively.

Officers and Trustees
--------------------------------------------------------------------------------


 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Gadsden*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Kathleen T. Millard*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Robert D. Tymoczko*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       32


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.





Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

                                                             [LOGO] KEMPER FUNDS




        Kemper Classic
        Growth Fund






        Semiannual Report
        April 30, 2001

                              "... The fund preserved capital to a greater degree than most of its peers during a period of exceptional market volatility and severe weakness in technology stocks."


        Seeks long-term growth of capital with reduced share price volatility compared with other growth mutual funds. Kemper Classic Growth Fund is registered as Classic Growth Fund.

Kemper Classic Growth Fund
--------------------------------------------------------------------------------


At A Glance


--------------------------------------------------------------------------------
 Kemper Classic Growth Fund Total Returns
--------------------------------------------------------------------------------
 For the six months ended April 30, 2001 (unadjusted for any sales charge)

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

Class A          -19.31
Class B          -19.69
Class C          -19.84
Lipper Growth
Funds Category
Average*         -23.94

--------------------------------------------------------------------------------

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost.


--------------------------------------------------------------------------------
 Net Asset Value
--------------------------------------------------------------------------------

                                               As of 4/30/01     As of 10/31/00
--------------------------------------------------------------------------------
 Kemper Classic Growth Fund Class A                $20.41            $26.96

 Kemper Classic Growth Fund Class B                $19.83            $26.36

 Kemper Classic Growth Fund Class C                $19.71            $26.26
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Kemper Classic Growth Fund Rankings As Of 4/30/01*
--------------------------------------------------------------------------------
 Compared with all other funds in the Lipper Growth Funds category

                            Class A             Class B             Class C
--------------------------------------------------------------------------------
 1-Year                #113 of 740 funds   #133 of 740 funds   #143 of 740 funds

 3-Year                #236 of 466 funds   #274 of 466 funds   #288 of 466 funds
--------------------------------------------------------------------------------


* Lipper, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges; if sales charges had been included, results might have been less favorable.

--------------------------------------------------------------------------------
 Dividend Review
--------------------------------------------------------------------------------
 During the period ended April 30, 2001, Kemper Classic Growth Fund paid the following dividends:

                                                 Long-Term         Short-Term
                                                Capital Gain      Capital Gain
--------------------------------------------------------------------------------
 Kemper Classic Growth Fund Class A                $1.28              $0.22

 Kemper Classic Growth Fund Class B                $1.28              $0.22

 Kemper Classic Growth Fund Class C                $1.28              $0.22
--------------------------------------------------------------------------------


Your Fund's Style


--------------------------------------------------------------------------------
 Morningstar Equity Style Box
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT       Source: Morningstar, Inc., Chicago, IL. (312)
CONTAINS A STYLE BOX HERE   696-6000. The Morningstar Equity Style Box(TM)
                            placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

                            The style box represents a snapshot of the fund's portfolio on a single day. It is not an exact assessment of risk and does not represent future performance. The fund's portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Category placements of new funds are estimated. Morningstar has placed Kemper Classic Growth Fund in the Growth Funds category. Please consult the prospectus for a description of investment policies.

Terms To Know
--------------------------------------------------------------------------------

Fundamental        Analysis of companies based on the projected impact of
Research           management, products, sales and earnings on their balance
                   sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

Growth Stock       Stock of a company with above-average earnings growth that is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

Monetary           The decision of a central bank to control the level of
Policy             economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

Russell 1000       An unmanaged index designed to measure the performance of
Growth Index       stocks with a greater-than-average growth orientation.
                   Securities in this index tend to exhibit higher price-to-book and price-to earnings ratios and lower dividend yields than the market as a whole.

Standard &         A capitalization-weighted index of 500 stocks. The index is
Poor's 500         designed to measure the performance of the broad domestic
Index              economy through changes in the aggregate market value of
                   500 stocks representing all major industries. It is commonly used as a performance benchmark for stock funds.

Weighting          The allocation of assets -- usually in terms of sectors,
(over/under)       industries or countries -- within a portfolio relative to
                   the portfolio's benchmark index or investment universe.

                   A stock that is considered to be "on sale" or bargain-priced because it has fallen out of favor with investors. These
                   stocks are perceived to be undervalued relative to their true worth as determined by earnings potential, book value, cash flow, dividend yield or other
Value Stock        fundamental measures.

(Insert Economics Overview Letter)

Performance Update
--------------------------------------------------------------------------------

Kemper Classic Growth Fund

                   Lead Portfolio Manager William F. Gadsden joined Zurich Scudder Investments, Inc. in 1983 and has more than 15 years of investment industry experience. Gadsden has managed the fund since its inception in 1996. Zurich Scudder Investments' large staff of analysts, researchers, traders, economists and other investment professionals supports the team.

                   Q: How did Kemper Classic Growth Fund perform for the six-month period ended April 30, 2001?

                   A: Kemper Classic Growth Fund returned -19.31 percent (Class A shares unadjusted for sales charges) for the first half of fiscal year 2001, outperforming the average growth fund, which returned -23.94 percent for the period, as measured by Lipper, Inc. The unmanaged Standard & Poor's 500 Index returned -12.07 percent, while the unmanaged Russell 1000 Growth Index returned -26.43 percent. Growth-oriented investment styles, such as that followed by the fund, were generally out-of-favor for most of the period. Many growth companies reported disappointing earnings, and the overall pace of U.S. economic activity waned. Still, the fund preserved capital to a greater degree than most of its peers during a period of exceptional market volatility and severe weakness in technology stocks.

                   We ended the period on an upbeat note as stocks rebounded sharply in April and we capitalized on market weakness to buy high-quality growth companies at discount prices.

   The views expressed in this report reflect those of the portfolio manager only through the end of the reporting period indicated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

                   Q: Will you give us an overview of the market and how it affected the fund over the past six months?

                   A: Investor concerns about the slowing economy, downward revisions to profit expectations and a rapidly growing volume of corporate layoffs weighed heavily on the markets. An aggressive 200-basis-point interest-rate cut by the Federal Reserve Board between January and April was met with a tepid response from investors. In April, when government economic figures suggested that the United States still has the potential to avoid a recession, the stock market rebounded from its lows, with growth stocks some of the biggest beneficiaries. Still, the April thaw was not enough to overcome investor discontent.

                   Q: How did various industry sectors either help or hurt fund performance?

                   A: Weakness in the technology sector of the portfolio continued to be a drag on relative performance, although being underweight relative to our peers helped our results. While we were helped by our positions in companies such as Microsoft and IBM, we had some company-specific disappointments, as even industry giants were not immune from the severe investor reactions to recent news. Cisco Systems, the world's largest computer networking company, sold off dramatically following the company's earnings shortfall. This marked the first time in six years that Cisco had failed to meet earnings expectations. Cisco management also stated that the current economic slowdown would hurt revenues for at least three more quarters.

                   EMC Corp., a leader in data storage, also was down dramatically after the company said it had cut its range of expected revenue growth for 2001 to 25 percent from 35 percent. Previously its projections had been for 33 percent to 37 percent revenue growth. Comments from these and other leading companies, as well as downward revisions to earnings estimates from Wall Street analysts, led to price declines in our holdings in Oracle, Sun Microsystems and Juniper Networks, which all lagged notably.

                   Our holdings in the finance area also lagged those of the S&P 500 for most of the period. The market's strong rotation toward value-oriented stocks was clearly evident in this market sector. The fund's positions in the sector's growth-oriented companies such as American Express and Marsh & McLennan were reduced in favor of lower- valuation companies. Our lack of exposure to some of the better-performing areas such as regional banking and insurance also detracted from relative performance in this area. Although many of the regional banking and insurance companies have lower valuations and generally outperformed as a result, they failed to meet our earnings growth criteria and therefore cannot be reconciled with our approach.

                   Positive contributions came from the media and durable goods sectors of the portfolio. The media sector held up reasonably well thanks to advertising companies Omnicom and Interpublic Group. In light of the slowing economy, many investors thought ad revenue for both firms would decline dramatically. However, both firms reported strong revenue gains toward the end of the year, and the stocks rallied as a result. Although stocks of both companies moved lower in the early part of 2001, both have posted positive returns on balance, for the past six months, in a sector of the market that is down about 14 percent. The durable goods sector was led by one of our larger holdings, United Technologies. The stock has returned about 6 percent over the past six months, in a weak market environment, as earnings have continued to be strong.

                   Q:  What changes, if any, are you making to the portfolio?

                   A: It continues to be a selective and volatile market. Generally, however, we think the worst of the growth stock tempest that has battered the technology sector has passed. We are encouraged that stock prices in relation to long-term potential earnings growth has fallen to levels not seen in many years. We feel this environment has given us an opportunity to consolidate the portfolio and upgrade its overall quality. Historically, financially strong companies with leading competitive positions have been the leaders coming out of bear markets. We believe this will continue to be the case. Therefore, over the past few months, our strategy has been to emphasize stocks in which we have the highest research conviction and that, in our view, offer the best quality.

                   In technology, for example, we have sold smaller positions in both I2 Technologies and Xilinx. These "funds" were reinvested in the sector as we took advantage of price weakness and added to Applied Materials, EMC Corp. and Sun Microsystems. These companies all occupy leading competitive positions -- in semiconductors, data storage and computer networking, respectively.

                   We also added to the energy sector through our recent purchase of EOG Resources. Formerly Enron Oil & Gas, EOG Resources is an independent oil and gas company engaged in natural gas and crude oil exploration. EOG has large natural gas reserves and operates in major production basins in the United States and Canada. We continue to have high conviction in this area, particularly natural gas, as we believe supply/demand dynamics are still favorable for companies operating in this area.

                   We also added Procter & Gamble, a major household products company, to the portfolio during the period. The company continues to enjoy a strong competitive position in the consumer product area, with excellent brand recognition in several categories. We believe that improvements in profit margins and market share and a more favorable foreign currency environment should benefit P&G's earnings in the near term. Also, management has begun taking steps to sharpen the company's focus, emphasizing areas in which it executes best.

                   Q:  What is your overall outlook for the markets?

                   A: We feel the market environment, particularly for growth investors, is due for an improvement. As speculative excesses have been wrung out, we are left with a market that offers opportunities to invest in companies of enduring quality and eliminate companies with weak fundamentals. Assuming the economy does not slow appreciably from its current annualized growth rate of 1 percent, we believe company year-over-year earnings comparisons should improve as we enter the second half of 2001. Also, the Fed has historically been effective in stimulating economic growth. The aggressive interest-rate cuts of the first quarter of this year should flow into the real economy in about six to nine months. We believe the near-term outlook should improve when investors begin to look past earnings that may be temporarily depressed and evaluate stocks in light of an improving fundamental environment. While growth-oriented styles such as ours have been decidedly out of favor over the past several months, we believe the fund's more conservative approach to growth investing has helped us hold up reasonably well versus our peers through this difficult period, preserving capital until the next advance in growth stocks emerges.

Industry Sectors
--------------------------------------------------------------------------------

   Sector Composition Of Kemper Classic Growth Fund*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on April 30, 2001, and October 31, 2000.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


Kemper Classic Growth Fund on 4/30/01    Kemper Classic Growth Fund on 10/31/00

Technology                   25.4                                        28.2
Consumer Nondurables         21.6                                        15.0
Health Care                  17.9                                        17.8
Finance                      13.4                                         9.7
Energy                        8.3                                         6.0
Capital Goods                 7.8                                         7.9
Comunication Services         5.6                                        15.3
Utilities                     0.0                                         0.1


*Portfolio composition is subject to change.

A Comparison With The Standard & Poor's 500 Stock Index*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on April 30, 2001, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 stock index.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


Kemper Classic Growth Fund on 4/30/01                  S&P 500 Index on 4/30/01

Technology                   25.4                                     18.7
Consumer Nondurables         21.6                                     21.3
Health Care                  17.9                                     13.1
Finance                      13.4                                     17.4
Energy                        8.3                                      6.9
Capital Goods                 7.8                                      9.1
Communication Services        5.6                                      6.1
Utilities                     0.0                                      4.1
Basic Materials               0.0                                      2.6
Transportation                0.0                                      0.7



* The Standard & Poor's 500 stock index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized U.S. companies whose common stocks are traded in the United States. This large-capitalization market-oriented index is highly correlated with the U.S. economy.

Kemper Classic Growth Fund's 10 Largest Holdings*



Representing 31.6 percent of the fund's portfolio on April 30, 2001


--------------------------------------------------------------------------------
       Holdings                                                         Percent
--------------------------------------------------------------------------------

1.  General Electric   Producer of electrical equipment                   4.5%
--------------------------------------------------------------------------------
2.  Microsoft          Developer of computer software                     4.5%
--------------------------------------------------------------------------------
                       Manufacturer of prescription pharmaceuticals
3.  Pfizer             and non-prescription self-medications              3.7%
--------------------------------------------------------------------------------
4.  Intel              Producer of semiconductor memory circuits          3.0%
--------------------------------------------------------------------------------
5.  Citigroup          Provider of diversified financial services         2.9%
--------------------------------------------------------------------------------
                       Manufacturer and operator of computer and
6.  IBM                business equipment                                 2.7%
--------------------------------------------------------------------------------
7.  American
    International
    Group              Provider of insurance services                     2.6%
--------------------------------------------------------------------------------
8.  Eli Lilly          Producer of pharmaceuticals                        2.6%
--------------------------------------------------------------------------------
9.  Schlumberger       Provider of oil field services                     2.6%
--------------------------------------------------------------------------------
                       Provider of enterprise storage systems
10. EMC                software, networks and services                    2.5%
--------------------------------------------------------------------------------

*Portfolio holdings are subject to change.